Exhibit 99.1

White Mountains Insurance Group, Ltd. Annual Investor Meeting May 20, 2009

Forward-Looking Statements This presentation contains, and management may make, certain statements that are not historical facts but that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which White Mountains expects, estimates or anticipates will or may occur in the future are forward-looking statements. Please see our discussion at page 98 of our most recent report on Form 10-K for a more detailed discussion of the types of expressions that may identify forward-looking statements. Such statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important risks and uncertainties which, among others, could cause our actual results to differ materially from our expectations, including those reflected in our forward-looking statements. These risks and uncertainties include, but are not limited to: (i) the risks associated with Item 1A of the Company’s most recent report on Form 10-K; (ii) claims arising out of catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks; (iii) the continued availability of capital and financing; (iv) general economic, market or business conditions; (v) business opportunities (or lack thereof) that may be presented to us and pursued; (vi) competitive forces, including the conduct of other insurers and reinsurers; (vii) changes in domestic or foreign laws or regulations applicable to us, our competitors or our clients; (viii) an economic downturn or other economic conditions adversely affecting our financial position; (ix) recorded loss reserves subsequently proving to have been inadequate; and (x) other factors, most of which are beyond our control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary remarks, and the results or developments that we anticipate may not be realized or, even if substantially realized, there is no assurance that they will have the expected consequences to, or effects on, us or our business or operations. Our forward-looking statements speak only as of the date of this presentation or as of the date they are made and we assume no obligation to update publicly any such forwardlooking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures Within this presentation, we use certain non-GAAP financial measures which are identified with a “NGM” designation. Please see the appendix at the end of the presentation for an explanation of each such non-GAAP financial measure and a reconciliation of the measure to its most closely comparable GAAP financial measure. An electronic copy of this presentation can be found at our website: www.whitemountains.com

Financial Highlights 3 ($ millions, except per share values) 2006 2007 2008 1Q09 Adjusted book value per shareNGM $409 $447 $353 $352 - growth, including dividends 21% 11% -20% 0% OneBeacon growth in ABVPSNGM, including dividends 17% 16% -22% 3% OneBeacon GAAP combined ratio 96% 93% 95% 94% WMRe GAAP combined ratio 102% 94% 106% 80% Esurance/AFI controlled premiumsNGM (ttm) $600 $803 $1,160 $1,145 Esurance GAAP combined ratio 108% 116% 106% 103% Investments pre-tax total returnNGM 9.1% 8.3% -9.5% -0.1% WM Life Re income (loss) $2 ($11) ($188) ($32)

4 $0 $100 $200 $300 $400 $500 $600 $700 1985 1990 1995 2000 2005 Market Value Per Share Adjusted Book Value Per Share 1Q09 Our Track Record White Mountains Returns From IPO in 1985 Market Value Per Share: 13% annualized, including dividends Adjusted Book Value Per ShareNGM: 15% annualized, including dividends (1) Spin-off of White River Corporation (2) As of May 19, 2009 (1) $219 (2) $352 $22 $26 NGM

2008 – Bad News Undeployed Capital: - Equity Losses - Berkshire Exchange WM Life Re 5

Equity Asset Allocation Equity Asset Allocation 6 * - Excludes the unrealized loss on Symetra’s fixed maturity portfolio $1.6 $3.1 $1.3 * $3.5 $3.0 $2.5 $2.0 $1.5 $1.0 $0.5 $- 80% 70% 60% 50% 40% 30% 20% 10% 0% % of Adjusted Shareholder’s Equity NGM Equity Investments ($ billions) Dec 07 Jun 08 Dec 08 Mar 09 Convertibles, affiliates and other investments * Common stocks Total equity investments as a % of adjusted shareholder’s equity

WM Life Re – Runoff Business Description Two blocks of Japanese variable annuity business One counterparty Guaranty = return of initial deposit at death or maturity Ten year policies Policies have declining surrender charges though year seven Average remaining life of policies is now seven years $2.5 billion aggregate guaranty value at March 31, 2009 Account value currently 84% of guaranty value Accounts are invested in index funds 7

WM Life Re – Results 2008 net loss of $188 million - $181 million loss September through December - Of full year net loss: • $93 million from model and assumption changes • $95 million principally from hedging losses 1Q09 net loss of $32 million - $38 million loss in January & February - Principally hedging losses - Profitable from March through 2Q09 to date 8

WM Life Re – Actions Taken and Looking Forward Increased and improved hedging - Shifted from Japanese bond futures to swaps - Tightened equity and fx hedging bands - Volatility coverage increased from 60% to 70% - Improved fund mapping - Enhanced trading coverage Downside risk estimates - Surrenders moving from 2.2% to 1.1% = $44 million - Combined market shocks = $43 million Exploring alternatives to transfer risks to third parties 9

2008 – Good News Safety and soundness of fixed income portfolio “Best soft market execution I’ve experienced”: - OneBeacon’s underwriting profitability and growth - Continued profitability at WMRe Sirius; good start in Bermuda; good underwriting at WMRe America since 2003 - Improved loss ratio but no growth at Esurance Answer Financial 10

2009 – So Far Decent investment returns Good underwriting - OneBeacon’s continued underwriting profitability and growth - Good underwriting results at WMRe - Improved combined ratio at Esurance but no growth Losses at WM Life Re but recent stability Foreign exchange 11

12 OneBeacon - Historical Results Net Written Premium ($ millions) GAAP Combined Ratio $2,121 $1,958 $1,864 $1,963 $426 $469 $0 $500 $1,000 $1,500 $2,000 $2,500 2005 2006 2007 2008 1Q08 1Q09 98% 96% 93% 95% 100% 94% 70% 75% 80% 85% 90% 95% 100% 105% 110% 2005 2006 2007 2008 1Q08 1Q09

13 OneBeacon – 2008 Results 22% drop in ABVPS NGM due to equity losses 95% combined ratio reflecting strong underwriting results from all businesses Solid loss reserve position Ground up study affirmed A&E reserves were well within NICO cover $2 billion net written premiums, a 5% increase driven by growth in Specialty Lines New Specialty Lines businesses with Hagerty & EBI Capital reduced but remains supportive of our business

14 OneBeacon – 2009 Outlook Growth in BVPS of 3% in 1Q09 94% combined ratio in 1Q09, 6 pts better than 1Q08 $469 million net written premiums in 1Q09 Disciplined underwriting in a soft market Reduced risk in investment portfolio Reduced exposure to catastrophes via quota share

15 White Mountains Re - 2008 Results Right side of balance sheet repaired - $80 million net reserve addition Continued discipline in choppy waters - Net premiums reduced 15% Underwriting in good shape - 97% accident year combined ratio - $99 million pretax Ike loss • 4% of pre-loss capital $285 million of pretax investment losses Capital reduced but remains supportive of our business

16 $2.5 Billion of Capital @ March 31, 2009 $1.8 Billion of 2008 Gross Legal Entity Premiums Global Diversification White Mountains Re - Organization Property $485 52% United States $568 61% Accident & Health 189 20% Casualty 96 10% Europe 303 33% Aviation 55 6% Other 106 12% Other 60 6% Total $931 100% Total $931 100% 2008 Net Segment Premiums

17 White Mountains Re - Historical Results Net Written Premium (ttm) ($ millions) $1,246 $1,304 $1,290 $1,096 $931 $880 $1,500 $1,250 $1,000 $750 $500 $250 $0 2004 2005 2006 2007 2008 1Q09 Casualty All Other

18 White Mountains Re - Historical Results GAAP Combined Ratio 130% 120% 110% 100% 90% 80% 70% 2004 2005 2006 2007 2008 1Q09

19 White Mountains Re - 2009 Outlook First quarter 80% combined ratio - Low catastrophes Catastrophe exposures in line with capital Property, A&H and aviation improving Stepped back from trade credit US casualty still unappealing Further improvements – capital & expense efficiency

20 Esurance - Historical Results Controlled Premium NGM (ttm) ($ millions) Policies In Force (000’s) $0 $250 $500 $750 $1,000 $1,250 2005 2006 2007 2008 1Q09 0 200 400 600 800 2005 2006 2007 2008 1Q09 Esurance Answer Financial $1,160 745 759 $803 $600 $352 485 373 212 $1,145

21 Esurance Direct - Online Market Presence % of Online Quotes Submitted* *Sources: Quotes submitted from ComScore Online Auto Insurance Reports 2007 & 2008; awareness as of December 2007 & 2008 from Abacus Associates 42% 36% 14% 11% 11% 45% 35% 11% 13% 10% % Named for Online Auto Insurance* 32% 31% 14% 9% 5% 2% 32% 30% 16% 9% 4% 2% 2008 2007

22 Esurance - Historical Results GAAP Combined Ratio Economic Combined Ratio NGM 0% 20% 40% 60% 80% 100% 120% 140% 2005 2006 2007 2008 1Q09 109% 108% 116% Loss + LAE Other Underwriting Acquisition 0% 20% 40% 60% 80% 100% 120% 140% 2005 2006 2007 2008 1Q09 95% 97% 104% 102% 106% 103% 104%

Answer Financial Large online/call center insurance agency Represents 15 top-rated carriers “Choice model” allows customers a fast and easy way to compare quotes and purchase policies Growing revenues and operating profit Benefits from the Esurance/Answer Financial relationship: - Monetize traffic from remnant and out of state leads - Provide actionable comparison quoting 23

Esurance - 2009 Outlook Loss ratio at long-term target Challenging for new premium growth and retention Esurance and Answer Financial – “a better mousetrap” 24

25 Consolidated Investments – Pre-tax Total Return tax Total Return NGM Cumulative (in percent) 2006 2007 2008 1Q09 Annualized Fixed income 6.5 7.3 (3.7) 1.0 5.1 Short term investments 5.0 5.7 1.0 (0.3) 2.7 Common stock 20.1 8.8 (31.1) (4.3) 8.2 Other investments 14.5 19.3 (26.6) (2.4) 8.0 Pension 16.7 10.6 (15.9) (3.3) 7.2 Total 9.1 8.3 (9.5) (0.1) 5.1 Barclays Aggregate (formerly Lehman) 4.3 7.0 5.2 0.1 4.8 S&P 500 15.8 5.5 (37.0) (11.0) (4.2) Conventional wisdom benchmark [1] 6.0 6.8 (2.2) (1.5) 3.6 10 year treasury + 150 basis points 3.5 11.7 20.5 (3.2) 7.2 [1] 85% of the Barclays Aggregate index / 15% of the S&P 500 index

Fixed Income Portfolio Composition Fixed Income Portfolio Composition The current consolidated fixed income portfolio is highly rated with duration just over 2 years and AA average rating 26 Structured securities Corporate bonds Governments Short-term $8.7 $7.4 $7.4 ($ billions) 100% 80% 60% 40% 20% 0% 12/31/07 12/31/08 3/31/09 33% 23% 28% 10% 30% 21% 19% 30% 24% 29% 19% 28%

Fixed Income Portfolio Composition The current structured product portfolio is highly rated with a AAA average rating 27 $2.9 Other ABS GNMA, FNMA, FHLMC CMBS Non-agency RMBS Structured Securities Portfolio ($ billions) 100% 80% 60% 40% 20% 0% 12/31/07 12/31/08 3/31/09 15% 35% 11% 39% 4% 59% 19% 18% 6% 53% 25% 16%

28 Consolidated Capitalization ($ millions) 12/31/06 12/31/07 12/31/08 3/31/09 Total debt 1,107 $ 1,193 $ 1,362 $ 1,349 $ Noncontrolling int. - WMRe Group Pref Shares - 250 250 250 Noncontrolling interest - OneBeacon 491 517 284 287 Adjusted common equity NGM 4,459 4,719 3,096 3,085 Total adjusted capital NGM 6,057 $ 6,679 $ 4,992 $ 4,971 $ Debt to total adjusted capital NGM 18% 18% 27% 27% Debt and preferred to total adjusted capital NGM 18% 22% 32% 32%

 Formerly Safeco Life & Investments Acquired August 2, 2004 - WTM & BRK each with 24% fully converted ownership 11% annualized growth in adjusted book value per share NGM, including dividends, since closing Business performing well – with record sales of over $2 billion, 2008 adjusted book value increased 2% as good operating performance offset investment losses 29 Symetra ($ millions, except per share amounts) 12/31/07 12/31/08 3/31/09 Total assets 19,560 $ 19,230 $ 19,949 $ Adjusted common equity NGM 1,312 $ 1,334 $ 1,356 $ including cumulative dividends 1,612 $ 1,634 $ 1,656 $ Adjusted book value per share NGM 14.16 $ 14.40 $ 14.60 $

Compensation – WTM Corporate and Investment Staff 2008 losses likely zeroed out 3 LTIP cycles Next LTIP payout not likely until early 2012 - Loss of natural retention incentives No retroactive fixes No 2008 bonus for WTM CEO or CFO - Paid bonuses to deserving staff 2009 grants split between performance shares and restricted shares to balance pay-for-performance and retention - Grant date market value = $17 million, down from $21 million in 2008 30

31 What to Expect Growth in adjusted book value per share Preserve capital/regain financial flexibility - Stabilize/exit WM Life Re business Commitment to our operating principles - Underwriting comes first - Maintain a disciplined balance sheet - Invest for total return (on hold) - Think like owners Opportunistic approach to the business

32 Wise Words Benjamin Graham “In the short run the market is a voting machine; in the long run it is a weighing machine.”

33 Appendix – Non-GAAP Financial Measures 1. Adjusted book value per share is a non-GAAP measure which is derived by expanding the GAAP book value per share calculation to include the effects of assumed conversion of all convertible securities and to exclude net unrealized gains and losses from Symetra’s fixed maturity portfolio. For a detailed discussion of why management believes that excluding these gains and losses presents a more relevant presentation of book value per share, see page 75 of White Mountains’ 2008 Annual Report on Form 10-K. 2. Adjusted book value per share (ABVPS) for OneBeacon is a non-GAAP measure that reflects its book value per share excluding the impact of economically defeasing OneBeacon’s mandatorily redeemable preferred stock. 3. Adjusted common equity is a non-GAAP measure that excludes the net unrealized gains or losses from Symetra’s fixed maturity portfolio from GAAP shareholders’ equity. 4. Adjusted shareholder equity is a non-GAAP measure that excludes the net unrealized gains or losses from Symetra’s fixed maturity portfolio from GAAP shareholders’ equity, as well as adds back the noncontrolling interest in OneBeacon. 5. Esurance/AFI controlled premiums is a non-GAAP measure that presents the combined total of gross premiums written by Esurance and commissionable premiums produced by Answer Financial. 6. Economic combined ratio for Esurance is a non-GAAP measure that defers and amortizes certain acquisition expenses over the term of the policy written and its expected renewals (whereas GAAP combined ratio requires amortization of such expenses over just the initial policy term). In addition, economic combined ratio offsets acquisition expenses with revenue Esurance receives when referring business it cannot underwrite. 7. Pre-tax total return is a non-GAAP measure that includes in GAAP investment returns the performance of OneBeacon’s internally-managed pension plan investments not consolidated under GAAP and WTM’s investment in Symetra which is recorded under GAAP as an investment in unconsolidated insurance affiliate, and excludes the performance of investments held by certain entities consolidated under FIN 46 as well as the earnings on funds held under reinsurance treaties. 8. Adjusted common equity and adjusted book value per share for Symetra are non-GAAP measures that reflects Symetra’s GAAP common equity and book value per share excluding the impact of net unrealized gains and losses from its fixed maturity portfolio.

34 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of adjusted book value per share to GAAP book value per share ($ millions, except per share amounts; shares in thousands) Numerator 12/31/05 12/31/06 12/31/07 12/31/08 3/31/09 GAAP common shareholders' equity $ 3,833 $ 4,455 $ 4,713 $ 2,899 $ 2,866 benefits to be received from share obligations under employee stock option plans 5 5 2 1 - remaining adjustment of subsidiary preferred stock to face value (86) (42) (16) - - book value per share, numerator 3,752 4,418 4,699 2,900 2,866 equity in net unrealized gains/losses from Symetra's fixed maturity portfolio (24) 4 6 197 218 adjusted book value per share, numerator $ 3,728 $ 4,422 $ 4,705 $ 3,097 $ 3,085 Denominator common shares outstanding 10,779 10,783 10,554 8,809 8,854 share obligations under employee stock option plans 34 30 10 6 - GAAP book value per share, denominator 10,813 10,812 10,564 8,815 8,854 unearned restricted shares - - (47) (43) (83) adjusted book value per share, denominator 10,813 10,812 10,517 8,772 8,771 GAAP book value per share $ 347 $ 409 $ 445 $ 329 $ 324 adjusted book value per share $ 345 $ 409 $ 447 $ 353 $ 352 adjusted book value per share, including dividends $ 353 $ 417 $ 455 $ 357 $ 353 growth in adjusted book value per share, including dividends 21% 11% -20% 0%

35 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of OneBeacon's adjusted book value per share to GAAP book value per share ($ millions, except per share amounts; shares in millions) Numerator Common shareholders' equity $ 1,560 $ 1,777 $ 1,907 $ 1,155 $ 1,169 Remaining adjustment of subsidiary preferred stock to face value (86) (58) (22) 0 0 Adjusted common shareholders' equity $ 1,474 $ 1,719 $ 1,885 $ 1,155 $ 1,169 Denominator Common shares outstanding 100 100 99 95 95 GAAP book value per common share $ 15.60 $ 17.77 $ 19.36 $ 12.15 $ 12.30 Adjusted book value per common share $ 14.74 $ 17.20 $ 19.14 $ 12.15 $ 12.30 Adjusted book value per common share, including dividends $ 14.74 $ 17.20 $ 19.98 $ 15.86 $ 16.22 Growth in adjusted book value per common share, including dividends, year to date 17% 16% -22% 3% 12/31/05 3/31/09 12/31/08 12/31/06 12/31/07

36 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of adjusted common equity and adjusted shareholders’ equity to GAAP common shareholders’ equity ($ millions) 12/31/06 12/31/07 6/30/2008 PF 12/31/08 3/31/09 GAAP common shareholders’ equity $ 4,455 $ 4,713 $ 3,846 [1]$ 2,899 $ 2,866 equity in net unrealized (gains) losses from Symetra’s fixed maturity portfolio 4 6 65 197 218 adjusted common equity $ 4,459 $ 4,719 $ 3,912 $ 3,096 $ 3,085 noncontrolling interest - OneBeacon 491 517 400 284 287 adjusted shareholders’ equity $ 4,950 $ 5,236 $ 4,312 $ 3,380 $ 3,372 [1] GAAP shareholders’ equity, pro-forma for net impact of the exchange transaction with Berkshire Hathaway Inc., which closed on October 31, 2008.

37 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of Esurance/AFI controlled premiums to GAAP gross written premium ($ millions) 12/31/06 12/31/07 12/31/08 3/31/09 (ttm) GAAP gross written premium - Esurance $ 600 $ 803 $ 826 $ 809 AFI commissionable premiums - - 334 336 Esurance/AFI controlled premium $ 600 $ 803 $ 1,160 $ 1,145

38 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of Esurance’s economic combined ratio to GAAP combined ratio 2005 2006 2007 2008 1Q09 GAAP combined ratio 109% 108% 116% 106% 103% customer acquisition impact [1] -14% -11% -12% -4% 1% economic combined ratio 95% 97% 104% 102% 104% [1] GAAP combined ratio requires certain acquisition expenses be deferred and amortized over the term of the policy written. Economic combined ratio instead amortizes such expenses over the term of the policy written and its expected renewals. In addition, economic combined ratio offsets acquisition expenses with revenue Esurance receives when referring business it does not underwrite.

39 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of investments - pretax total return to GAAP return Investment Return Reconciliation - 2006 total return before pension 8.7% effect of pension plan return [1] 0.4% investments - pretax total return 9.1% Pre-tax Adjusting GAAP Total Return Items Return fixed income investments 6.5% -0.5% [2] 6.0% short-term investments 5.0% 1.5% [3] 6.5% common stock 20.1% 1.9% [4] 22.0% other investments 14.5% 1.9% [5] 16.4% convertible securities n/a 9.4% [4] 9.4% total return before pension 8.7% -0.3% 8.4% [1] Pension plan investments are not included in the calculation of GAAP returns but are included in calculation of pretax total return. [2] Difference attributable to FIN 46 consolidation of fixed income investments held by reciprocal insurance exchanges and inclusion of interest earned on funds held by ceding companies in GAAP return. [3] Difference attributable to inclusion of interest earned on funds held by ceding companies in GAAP return. [4] Difference attributable to classification of convertible securities separately under GAAP (for calculation of pre-tax total return, convertible securities are deemed to be common stocks) as well as consolidation of investments held by certain entities we consolidate under FIN 46 and treatment of Symetra common stock as investment in affiliate under GAAP. [5] Difference attributable to consolidation of investments and related returns held by certain entities we consolidate under FIN 46 and treatment of Symetra warrants as investment in affiliate under GAAP.

40 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of investments - pretax total return to GAAP return Investment Return Reconciliation - 2007 total return before pension 8.1% effect of pension plan return [1] 0.2% investments - pretax total return 8.3% Pre-tax Adjusting GAAP Total Return Items Return fixed income investments 7.3% -0.5% [2] 6.8% short-term investments 5.7% 0.1% [3] 5.8% common stock 8.8% -0.1% [4] 8.7% other investments 19.3% 10.4% [5] 29.7% convertible securities n/a 4.3% [4] 4.3% total return before pension 8.1% -0.2% 7.9% [1] Pension plan investments are not included in the calculation of GAAP returns but are included in calculation of pretax total return. [2] Difference attributable to FIN 46 consolidation of fixed income investments held by reciprocal insurance exchanges and inclusion of interest earned on funds held by ceding companies in GAAP return. [3] Difference attributable to inclusion of interest earned on funds held by ceding companies in GAAP return. [4] Difference attributable to classification of convertible securities separately under GAAP (for calculation of pre-tax total return, convertible securities are deemed to be common stocks) as well as consolidation of investments held by certain entities we consolidate under FIN 46 and treatment of Symetra common stock as investment in affiliate under GAAP. [5] Difference attributable to consolidation of investments and related returns held by certain entities we consolidate under FIN 46 and treatment of Symetra warrants as investment in affiliate under GAAP.

41 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of investments - pretax total return to GAAP return Investment Return Reconciliation - 2008 total return before pension -9.5% effect of pension plan return [1] 0.0% investments - pretax total return -9.5% Pre-tax Adjusting GAAP Total Return Items Return fixed income investments -3.7% 0.8% [2] -2.9% short-term investments 1.0% 0.5% [3] 1.5% common stock -31.1% -16.2% [4] -47.3% other investments -26.6% -8.5% [5] -35.1% convertible securities n/a -9.3% [4] -9.3% total return before pension -9.5% 0.1% -9.4% [1] Pension plan investments are not included in the calculation of GAAP returns but are included in calculation of pretax total return. [2] Difference attributable to FIN 46 consolidation of fixed income investments held by reciprocal insurance exchanges and inclusion of interest earned on funds held by ceding companies in GAAP return. [3] Difference attributable to inclusion of interest earned on funds held by ceding companies in GAAP return. [4] Difference attributable to classification of convertible securities separately under GAAP (for calculation of pre-tax total return, convertible securities are deemed to be common stocks) as well as consolidation of investments held by certain entities we consolidate under FIN 46 and treatment of Symetra common stock as investment in affiliate under GAAP. [5] Difference attributable to consolidation of investments and related returns held by certain entities we consolidate under FIN 46 and treatment of Symetra warrants as investment in affiliate under GAAP.

42 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of investments - pretax total return to GAAP return Investment Return Reconciliation - 1Q09 total return before pension 0.0% effect of pension plan return [1] -0.1% investments - pretax total return -0.1% Pre-tax Adjusting GAAP Total Return Items Return fixed income investments 1.0% 0.0% [2] 1.0% short-term investments -0.3% 0.4% [3] 0.1% common stock -4.3% -7.7% [4] -12.0% other investments -2.4% -1.4% [5] -3.8% convertible securities n/a 0.5% [4] 0.5% total return before pension 0.0% -0.1% -0.1% [1] Pension plan investments are not included in the calculation of GAAP returns but are included in calculation of pretax total return. [2] Difference attributable to FIN 46 consolidation of fixed income investments held by reciprocal insurance exchanges and inclusion of interest earned on funds held by ceding companies in GAAP return. [3] Difference attributable to inclusion of interest earned on funds held by ceding companies in GAAP return. [4] Difference attributable to classification of convertible securities separately under GAAP (for calculation of pre-tax total return, convertible securities are deemed to be common stocks) as well as consolidation of investments held by certain entities we consolidate under FIN 46 and treatment of Symetra common stock as investment in affiliate under GAAP. [5] Difference attributable to consolidation of investments and related returns held by certain entities we consolidate under FIN 46 and treatment of Symetra warrants as investment in affiliate under GAAP.

43 Appendix – Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of Symetra’s adjusted common equity to GAAP common shareholders’ equity and calculation of adjusted book value per share ($ millions, except per share amounts; shares in millions) 12/31/07 12/31/08 3/31/09 GAAP common shareholders’ equity $ 1,285 $ 286 $ 199 net unrealized losses from fixed maturity portfolio 27 1,048 1,156 adjusted common equity $ 1,312 $ 1,335 $ 1,356 shares outstanding 93 93 93 GAAP book value per share 13.87 $ 3.09 $ 2.15 $ adjusted book value per share 14.16 $ 14.40 $ 14.60 $